HF Foods Group Inc.

B&R Global Holdings, Inc.

HF Foods Group Inc.

Acquisition of B&R Global Holdings, Inc.
Investor Presentation

June 24, 2019

DISCLAIMER

HF Foods Group Inc. ("HF"), B&R Global Holdings, Inc. ("B&R"), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of HF common stock in respect of the proposed transaction described herein. Information about HF's directors and executive officers and their ownership of HF's common stock is set forth in HF's Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

In connection with the transaction between HF and B&R, HF will file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). Promptly after filing its definitive proxy statement with the SEC, HF will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. HF'S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT HF WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HF, B&R AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by HF with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to HF Foods Group, 6001 W Market Street, Greensboro, NC 27409, USA

DISCLAIMER (CONTINUED)

This presentation contains certain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transaction between HF and B&R and the transactions contemplated thereby, and the parties' perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the merger agreement between HF and B&R dated June 21, 2019 (the "Merger Agreement"). The words "expect," "believe," "estimate," "intend," "plan" and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the Merger Agreement by the stockholders of HF was not obtained; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of HF or B&R; (iv) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (v) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of HF's common stock; (vi) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of B&R to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (vii) risks related to successfully integrating the companies, which may result in the combined company not operating as effectively and efficiently as expected; and (viii) risks associated with the financing of the proposed transaction.

A further list and description of risks and uncertainties can be found in HF's Annual Report on Form 10-K for the fiscal year ending December 31, 2018 filed with the SEC, in HF's quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the preliminary proxy statement on Schedule 14A filed by HF on April 30, 2019 and the definitive proxy statement on Schedule 14A that will be filed with the SEC by HF in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and HF, B&R, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

HF + B&R = "SYSCO" IN ASIAN RESTAURANTS


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
AK
HI

Service Area

- HF Group
- B&R Group
- Expansion Area

- Serves over 10,000 restaurants in 21 states
- The largest distributor in Asian restaurant sector
- Over $818 million in combined Sales
- Total $38.7 million in combined adjusted EBITDA for 2018
- 14 distribution centers in 9 states with over 340 refrigerated vehicles and 960 employees

HF/B&R Group will continue to actively expand its business nationwide through organic growth and acquisitions

1. Source: The US Census Bureau, 5-year estimate, 2011-2015

RESTAURANT INDUSTRY



RESTAURANT INDUSTRY SALES ($B)
$43
1970
$120
1980
$239
1990
$379
2000
$590
2010
$863
2019*
*Projected

Restaurant Industry **sales are projected to total $863 billion in 2019** and equal 4 percent of the U.S. gross domestic product

Source: National Restaurant Association

Over 70,000 Asian Cuisine restaurants in the United States, according to the magazine Chinese Restaurant News and others: there are nearly 41,000 Chinese restaurants, 9,000 Japanese restaurants, over 5,000 Thai restaurants and over 5,000 Korean restaurants in the United States. These restaurants have over $50 billion in annual sales and result in $15 billion in annual sales to the Asian Food services industry.

COMPANY OVERVIEW

Combined Company Overview

- **Proposition:** Leading foodservice distributor for Asian restaurants, primarily restaurants mainly serving Americans.
- **Market:** Growing consumption trend for food-away from home, from 27% in 1950 to 52% in 2015E.
- **HF Founded:** 1997 by Zhou Min Ni, and his wife, Chan Sin Wong. **B&R Founded:** 1999 by Peter Zhang and partners
- **Distribution Network:** Over 10,000 restaurants across 21 states in west coast and southeast US after acquisition.
- **Infrastructure:** 14 distribution centers in NC, FL, GA, CA, CO, UT, MT, WA and AZ, with a fleet of over 340 refrigerated vehicles.
- **Employees:** over 960

History



HF Group
1997
Founded in Kernersville, NC
2001
Expanded to Florida
2003
Purchased a warehouse in Greensboro, NC
2005
Moved Sales, Customer Service to China, and procured a facility in Atlanta, BA
2008
Acquired HD Foodservice in Winston Salem, NC
2018
Go Public in Nasdaq
B&R Group
1999
Rong Cheng
2003
Capital
2004
Win Woo
2006
Mountain Food
2007
R&C
2011
Ocean West
2013
B&L
2014
B&R Global
Great Wall Seafood
Min Food
2017
Monterey Food

Key Financials(1)

Description	Y2017	Y2018
Net Revenue	798.9	818.0
Net Income Attributed to HF/B&R Group	17.0	21.7
Adjusted EBITDA(s)(3)	35.4	38.7
Adjusted EBITDA Margin(4)	4.4%	4.7%

Sales by Category(2)



20.4%
15.5%
14.8%
13.9%
11.0%
7.5%
6.0%
4.7%
2.8%
2.5%
0.7%
0.3%
Frozen Seafood
Frozen Meat
Dry Food
Fresh Vegetable
Frozen Dessert
Fresh Meat
Restaurant Supplies
Grains
Can Food
Specialty Items – Japanese
Fresh Seafood
Specialty Items – Korean

1. Pro Forma for Fiscal year ended December 31
2. For the year ended December 31, 2018
3. Majority of HF Group's subsidiaries elected to be taxed as S Corp. before 2018 and will be taxed as C Corp. beginning in 2018. Pro forma net income was calculated with consideration of the income tax effect of C Corp.
4. Please refer to Reconciliation of Adjusted EBITDA on page 22

INVESTMENT HIGHLIGHTS

1. Food distribution industry serving all Asian restaurants is highly fragmented with unsophisticated players
2. Growing market with the increasing trend to consume food away from home and increasing consumption of Asian cuisines
3. Niche market with natural cultural barriers to entry
4. Pioneer advantages with a well-developed logistics infrastructure and distribution network
5. Economies of scale provide strong negotiating power with suppliers and allow HF/B&R Group to offer competitive prices to customers
6. Proven management teams with over 20 years of operational experience and successful growth record


FUSO

A combined HF and B&R is well positioned to CONSOLIDATE the industry

TRANSACTION SUMMARY





TRANSACTION OVERVIEW

Transaction	▪ B&R Global Holdings, Inc., a Delaware corporation, will merge with and into a subsidiary of HF Foods Group Inc., a Delaware corporation("HF/B&R Group") ▪ Transaction is expected to close in 3rd quarter of 2019
Valuation	▪ Valuation of HF/B&R Group : – $703.1M of equity value/32.4x 2018 pro forma net income of $21.7M attributed to HF/B*R Group[(1)(2)], or – $839.2M of total enterprise value/21.7x 2018 adjusted EBITDA of $38.7M
Consideration	▪ HFFG will pay B&R's current stockholders: – 30.7 million shares to be issued to shareholders of B&R at a deemed value of $13.30 per share
Post-Transaction Management	▪ HF/B&R Group management will continue to operate the business post-transaction ▪ The Board post transaction will consist of 5 directors designated by HF/B&R Group

1. Majority of HF's subsidiaries elected to be taxed as S Corp or LLC. before 2017, and will be taxed as C Corp. beginning in 2018. 2017 pro forma net income was calculated with consideration of the income tax effect of C-Corp.
2. Majority of B&R Group's subsidiaries elected to be taxed as limited liability companies before 2019, and will be taxed as C-Corp. beginning 1/1/2019. 2017 and 2018 pro forma net income was calculated with consideration of the income tax effect of C-Corp.

CAPITALIZATION AND OWNERSHIP (PRO FORMA)

Capitalization and Ownership

($ in millions except share and per share data)

HF/B&R Group Valuation			Pro Forma Capitalization		
Shares Outstanding after M&A					
52,867,486 Common Stock to be Outstanding	$	703.1	Cash[2]	$	13.8
			Net Assets[2]	$	54.8
Valuation Multiples on 2018 Pro Forma Net Income Attributed to HF/B&R Group[1]		32.4X	Total Assets[2]	$	204.7
			Market Cap	$	703.1
Implied Enterprise Value	$	839.2	Market Cap to 2018 Pro Forma Net Income Attributed to HF/B&R Group		32.4X
Valuation Multiples on 2018 Adjusted EBITDA		21.7X	Pro Forma Enterprise Value	$	839.2
			Pro Forma Enterprise Value to 2018 Adjusted EBITDA		21.7X

Pro Forma Ownership

Post Transaction Share Cap	Shares	% of Total
HFFG Shareholders	22,167,486	41.9%
Shares to be Issued to B&R's Shareholders	30,700,000	58.1%
TOTAL	52,867,486 [3]	100.0%

Note:

(1) Based on an market price of $13.3 per share on April 27, 2019 when negotiation commenced

(2) As of December 31, 2018

(3) Among 52,867,486 shares, 30,700,000 to be issued to B&R shareholders with 22,107,486 existing outstanding shares currently owned by HFFG shareholders

MANAGEMENT AND BOARD AFTER MERGER

Management

- **Zhou Min Ni – Chairman of Board, Co-CEO (East Coast)**
  - Founded HF Group in 1997
  - Over 20 years of experience in food distribution industry
  - Experienced in strategies development, financing, acquisitions, business expansion, inventory procurement and vendor management.
- **Peter Zhang– CFO , Director, Co-CEO (West Coast)**
  - Founded B&R Group in 1999
  - Over 20 years of experience in food distribution industry
  - Extensive experience in sales marketing, financing, acquisitions, inventory, logistics distribution.
- **Sha Zhang– VP of Finance (West Coast)**
  - CFO of B&R Group and Management Consultant for BR Group's subsidiaries since 2015
  - Over 17 years in public and private accounting practices
  - Experienced in accounting, financing and financial supervision, human resources, regulations and legal compliance.
  - Certified Public Accountant.
- **Caixuan Xu – VP of Finance (East Coast)**
  - CFO of HF Foods Group Inc.
  - Nearly 20 years of accounting and financial management experience from public accounting firms to corporate finance executives
  - Certified Public Accountant of both China and USA and passed all three levels of the Chartered Financial Analyst (CFA) exams

Directors

- **Ren Hua Zheng – Independent Director**
  - Independent Director of ATAC from June 2017 until the closing of transaction with HF, director of HF since closing
  - founder and manager of Hope Kitchen Cabinets and Stone Supply LLC, a cabinet decoration company in the US since January 2006
  - experience includes strategy implementation, sale and marketing, cost analysis and financial budget supervision in enterprise operation.
- **Felix Lin – Independent Director**
  - Executive Director of Human Resource – Blue Bird Body Company (leading North American School Bus Manufacturer) since 2018
  - 10 years of diverse experience in Corporate HR, Operations, Public Company Accounting, Corporate Finance, and International Business Development
  - MBA – University of North Carolina at Chapel Hill
  - Master of Accounting – Georgia College and State University
  - B.S. of Accounting – Mercer University.
- **Zhehui Ni – Independent Director and Chairman of Audit Committee**
  - Vice President of Shanghai Electric Investment Company since 2014, charged with strategic and financial investment
  - Associate at Haixiahuifu Investment Company and senior consultant in Deloitte Touche Tohmatsu Shanghai Office
  - Experienced in equity investment, corporate finance and investment related tax structuring.
  - Master's degree and bachelor's degree in international economic law from Shanghai Jiaotong University.
  - CPA and CTA of China, and passed the bar exam in the PRC.

TARGET MARKET ANALYSIS




Enjoy



GROWING POTENTIAL FROM ULTIMATE CONSUMERS

- Over 70,000 Asian Cuisine restaurants in the United States, according to the magazine Chinese Restaurant News and others. These restaurants have over $50 billion in annual sales and result in $15 billion in annual sales to the Asian Food services industry.
- Asian restaurants primarily serve American consumers
- Trend for consuming food away from home is growing
- Asian food is the fastest-growing cuisine in the United States. Between 1999 and 2015, sales of Asian fast food rose 135 percent, beating Latin and Middle Eastern cuisines. [1]
-

Chart 93: Spending on food away from home surpassing spending on food at home


80%
70%
60%
50%
40%
30%
20%
10%
0%
Food at Home
Food Away from Home
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015E

Source: USDA

U.S. population has a growing preference for consuming Food away from home, with population consuming food away from home increased from 27% in 1950 to 52% in 2015E.

1. Source: Ferdman, R. (February 3, 2015). Asian Food: The Fastest Growing Food in the World. Washington Post. Retrieved from https://www.washingtonpost.com/news/wonk/wp/2015/02/03/the-fastest-growing-food-in-the-world/?noredirect=on&utm_term=.7d47f43b3d26

CULTURE IS A NATURAL ENTRY BARRIER

Currently, we believe over 80% of the Asian restaurants we serve are operated and owned by individual families, and continue to use Chinese as their daily language.



Ethnic Language
Unique Chinese Cusines
Close-held Culture

Unique Cultural Barrier

Unique Cooking Styles and ingredients for Asian Cuisines

- Special vegetables, such as Chinese Cabbage, Chinese Broccoli and bitter melons



- Variety of rice, noodles, dumpling and dim sum as staples



- Use Chinese and Asian seasonings and spices for cooking, including peanut oil, cooking wine, vinegars, and dark soy sauce



A large variety of food products can't be widely found from mainstream suppliers

HF/B&R Group's cultural background gives an in-depth understanding of unique Chinese and Asian consumption habits, which makes it better serve this market niche

CURRENT MARKET LANDSCAPE

Significant Opportunities for Consolidation and Potential Improvement

Highly Fragmented Niche Market

- No absolute nation-wide leader
- Most participants are small players such as wholesalers and import brokers, without the support of strong logistics infrastructure
- Mainstream distributors haven't been able to earn a significant market share

A COMBINED HF/BR GROUP LEADS THE NATION-WIDE MARKET

- Excellent timing to consolidate and cement dominant market position

Space for Value Added Services

- Take out restaurants are usually small (about 1,000 ft^2) and have few workers
- Prefer efficient customer service in Mandarin and Other dialects
- Demand semi-processed products and value added services to support their limit to resources

THE MARKET HAS POTENTIAL FOR IMPROVEMENT

Infrastructure Barrier for New Entrants

- It requires a large capital investment and resources to build logistics infrastructure with warehouses and fleet of trucks to cover over 70,000 Asian restaurants
- Economies of scale provide strong negotiating power with vendors and price advantages for customers

HF /B&R GROUP HAS A WELL DEVELOPED INFRASTRUCTURE AND ECONOMIES OF SCALE

Growth Potential

- Growing preference in U.S. for consuming food away from home (from 27% in 1950 to 52% in 2015) [(1)]
- Asian food is the fastest-growing cuisine in the United States. Between 1999 and 2015, sales of Asian fast food rose 135 percent, beating Latin and Middle Eastern cuisines. [(2)]

MARKET HAS CONTINUING GROWTH POTENTIAL

HF/B&R GROUP has built regional leadership and is READY TO CATCH THE WAVE

1. Source: U.S. Department of Agriculture, 2015 figure estimated
2. Source: Ferdman, R. (February 3, 2015). Asian Food: The Fastest Growing Food in the World. Washington Post. Retrieved from https://www.washingtonpost.com/news/wonk/wp/2015/02/03/the-fastest-growing-food-in-the-world/?noredirect=on&utm_term=.7d47f63b3d26

BUSINESS AND OPERATIONS




Cold Chain
Logistics



BUSINESS MODEL



Restaurants
Suppliers
Deliver Variety of Products and Value added Services
Purchase from Domestic and Foreign Suppliers
Headquarter Sales Management
Centralized Inventory Procurement
HF/B&R Group Distribution Infrastructure

HF/B&R has developed an integrated distribution infrastructure to provide one-stop service for restaurants

COMPARABLE COMPANIES

Players	Mainstream Players (Sysco, US Foods and Performance)	HF/B&R Group
Customers	Mainstream restaurants, hotels, hospitals, Schools	Asian Restaurants with demand for specialty products
Competitors	*Large, well developed,* intensive competition and sophisticated	Wholesalers, *brokers, farm markets, local and* unsophisticated
Suppliers	Many suppliers that are easily accessed	*Limited vendors and unique products not easily sourced in U.S.*


Large Distributors
In Mainstream Market
Niche
Market

A natural cultural barrier to break through

Unique and fragmented

Compared with large foodservice distributors in the mainstream market, HF/B&R Group has a similar business model; however, it serves a niche market with a natural cultural barriers and has unsophisticated competitors and a limited number of vendors

STRENGTHS AND MARKET POSITION

14 Warehouses, over 1,071,000 ft^2

- Over 340 refrigerated vehicles

- Over 1,500 products
- Specialty products for all Asian Restaurants

Outsourced call center service located in China



- Low operating costs
- Providing customer service in Chinese
- Effective sales and promotion

- Well developed Infrastructure
- Economies of Scale

Create

- Cultural understanding
- Native Language
- Efficient Operation
- Competitive prices
- Prompt Delivery



- Serving over 10,000 Restaurants
- Distribution Network covering 21 states

- Proprietary electronic information system for customer relationship and inventory management
- Private network for instant communication

- Strong management with over experience of 20 years
- Significant growth to become a regional leader

GROWTH STRATEGY



GROWTH STRATEGY



Integrate sales management
Enhance technology platform
Streamline infrastructure and improve productivity
Explore semi-prepared products and value added services
Provide training and growth support and Enlarge customer base
Expand distribution network through acquisitions
Long Term Vision
Become a nationwide leading foodservice company serving Asian/Chinese restaurants in the U.S.

ACQUISITIONS are a key strategy for HF/B&R Group to grow and generate value for shareholders

EXPANSION PLAN



WA
OR
ID
MT
WY
ND
SD
NE
KS
MN
IA
MO
WI
MI
IL
IN
OH
KY
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
WV
VA
NC
SC
TN
GA
AL
MS
FL
AR
LA
OK
TX
NM
CO
UT
AZ
NV
CA
AK
HI
Service Area
HF Group
B&R Group
Expansion Area

HF/B&R Group plans to expand its business nationwide in the next three years, mainly through acquisitions and with support from the capital markets.

APPENDIX



KEY FINANCIAL INFORMATION (PRO FORMA, IN MILLIONS)

Reconciliation of Adjusted EBITDA[1]

	2018	2017	Changes
Net income attributable to HF/B&R Group	$ 21.7	$ 17.0	27.6%
Net income attributable to non-controlling interest	0.3	0.6	-50.0%
Interest expenses	2.7	2.8	-3.6%
Income tax provision	7.8	11.1	-29.7%
Depreciation & amortization	4.4	3.9	12.8%
Non-recurring expenses	1.8	-	0.0%
Adjusted EBITDA	$ 38.7	$ 35.4	9.3%
Percentage of revenue	4.7%	4.4%	

1. HF/B&R Group's management defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization expense, and non-recurring expenses. All of the omitted items are either (i) non-cash items or (ii) items that HF/B&R Group does not consider in assessing its on-going operating performance

STATEMENT OF OPERATION (PRO FORMA , IN MILLIONS)

	For the Years Ended December 31, 2018	2017
Net revenue - third parties	$ 793.3	$ 775.2
Net revenue - related parties	24.7	23.7
TOTAL NET REVENUE	**818.0**	**798.9**
Cost of revenue - third parties	659.3	656.3
Cost of revenue - related parties	24.0	23.0
COST OF REVENUE	**683.3**	**679.3**
GROSS PROFIT	**134.7**	**119.6**
DISTRIBUTION, SELLING AND ADMINISTRATIVE EXPENSES	**104.1**	**88.0**
INCOME FROM OPERATIONS	**30.6**	**31.6**
Other Income (Expense)		
Interest income	0.5	0.0
Interest expense and bank charges	-2.7	-2.8
Other income (expense)	1.4	-0.1
Total other income (expenses), net	**-0.8**	**-2.9**
INCOME BEFORE INCOME TAX PROVISION	**29.8**	**28.7**
PROVISION FOR INCOME TAXES	**7.8**	**11.1**
NET INCOME	**22.0**	**17.6**
Less: net income attributable to non-controlling interest	0.3	0.6
NET INCOME ATTRIBUTABLE TO HF/B&R GROUP	**$ 21.7**	**$ 17.0**

BALANCE SHEET (PRO FORMA, IN MILLIONS)

	As of December 31,	
	2018	2017
ASSETS		
CURRENT ASSETS:		
Cash	$ 13.8	$ 14.3
Accounts receivable, net	50.1	52.8
Accounts receivable - related parties, net	3.1	2.9
Inventories, net	82.4	71.9
Advances to suppliers, net	1.5	1.5
Advances to suppliers - related parties, net	1.5	3.2
Notes receivable	3.8	0.0
Notes receivable - related parties, current	8.1	0.0
Other current assets	2.1	1.6
Other current assets - related parties	0.5	1.6
TOTAL CURRENT ASSETS	**166.9**	**149.8**
Property and equipment, net	33.8	31.4
Operating lease right-of-use assets	0.0	0.0
Deferred tax assets	0.1	0.0
Long term notes receivable	0.0	0.8
Long term notes receivable - related parties	0.4	6.9
Investments	2.3	1.7
Deposits	0.3	0.3
Deposits - related parties	0.6	0.5
Intangible assets	0.1	0.2
Other long-term assets	0.2	1.4
TOTAL ASSETS	**$ 204.7**	**$ 193.0**

BALANCE SHEET (PRO FORMA , IN MILLIONS) (CONTINUED)

	As of December 31,	
	2018	2017
CURRENT LIABILITIES:		
Lines of credit	$ 8.2	$ 11.9
Bank overdraft	18.3	9.8
Accounts payable	41.2	41.0
Accounts payable - related parties	4.8	4.4
Advance from customers	0.1	0.2
Advance from customers - related parties	0.2	1.4
Current portion of long-term debt, net	2.7	1.9
Current portion of obligations under capital leases	0.2	0.4
Income tax payable	5.2	7.5
Shareholder distribution payable	0.0	1.0
Other payable	0.3	0.3
Other payable - related parties	0.4	15.2
Accrued expenses and other liabilities	3.5	2.5
TOTAL CURRENT LIABILITIES	**85.1**	**97.5**
Long-term debt, net	16.2	15.1
Long-term debt - related parties, net	2.4	4.0
Obligations under capital leases, non-current	0.1	0.1
Lines of credit	44.4	32.4
Long term lease liabilities	0.0	0.0
Deferred tax liabilities	1.7	0.4
TOTAL LIABILITIES	**$ 149.9**	**$ 149.5**

BALANCE SHEET (PRO FORMA , IN MILLIONS) (CONTINUED)

	As of December 31, 2018		As of December 31, 2017	
SHAREHOLDERS' EQUITY:				
Common Stock		0.0		0.0
Additional paid-in capital		41.7		40.3
Retained earnings		11.3		1.4
Total shareholders' equity		**53.0**		**41.7**
Noncontrolling interest		1.8		1.8
TOTAL SHAREHOLDERS' EQUITY		**54.8**		**43.5**
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	**$**	**204.7**	**$**	**193.0**


Thank You